UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 10, 2005

United Industries Corporation

(Exact name of registrant as specified in its charter)

333-76055
(Commission File Number)

Delaware	43-1025604
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2150 Schuetz Road St. Louis, Missouri 63146
(Address of principal executive offices, with zip code)

(314) 427-0780
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreements.

On January 14, 2005, United Industries Corporation (“United”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among United and UIC Holdings, L.L.C., a Delaware limited liability company (“Holdings”).  The Merger Agreement and the transactions contemplated thereby have been approved by United’s board of directors, Holdings’ manager, holders of a majority of United’s voting capital stock, and holders of a majority of Holdings’ membership interests.  Pursuant to the Merger Agreement, Holdings has merged with and into United, and Holdings has ceased to exist as a separate entity (the “Merger”).  The Merger became effective on January 14, 2005.  Immediately prior to the Merger, Holdings, which was owned by Thomas H. Lee Equity Fund IV, L.P. and its affiliates, held approximately 84% of total issued and outstanding shares of each class of United common stock.  Holdings also held warrants to purchase common stock of United.  Holdings was formed by Thomas H. Lee Equity Fund IV, L.P. to hold United securities and has engaged in no activity other than investing in and owning those securities.

Pursuant to the Merger Agreement, the former members of Holdings will, subject to certain conditions, receive, in respect of their interests in Holdings, shares of United common stock and warrants to purchase United common stock.

To facilitate the Merger, United entered into Amendment No. 1 (“Amendment No. 1”), dated as of January 10, 2005, to the Amended and Restated Credit Agreement (the “Credit Agreement”) dated as of July 30, 2004 among United, as borrower, the financial institutions party thereto, Citigroup Global Markets, Inc., as syndication agent, JPMorgan Chase Bank, as documentation agent, and Bank of America, N.A., as administrative agent and collateral agent.  Amendment No. 1 amended the Credit Agreement solely to permit United to undertake the Merger.

The foregoing description of the Merger Agreement and Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement and Amendment No. 1, copies of which are attached hereto as Exhibit 2.1 and Exhibit 10.54, respectively, and which are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger by and among United Industries Corporation and UIC Holdings, L.L.C., dated as of January 14, 2005.

10.54

Amendment No. 1, dated as of January 10, 2005, to the Amended and Restated Credit Agreement, dated as of July 30, 2004, among United Industries Corporation, the financial institutions party thereto, Citigroup Global Markets Inc., as syndication agent, JPMorgan Chase Bank, as documentation agent, and Bank of America, N.A., as administrative agent and collateral agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, United Industries Corporation has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED INDUSTRIES CORPORATION
Registrant

Dated: January 14, 2005	By:	/s/ Daniel J. Johnston
	Name:	Daniel J. Johnston
	Title:	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer and Principal Accounting Officer)

Exhibit Index

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger by and among United Industries Corporation and UIC Holdings, L.L.C., dated as of January 14, 2005.

10.54

Amendment No. 1, dated as of January 10, 2005, to the Amended and Restated Credit Agreement, dated as of July 30, 2004, among United Industries Corporation, the financial institutions party thereto, Citigroup Global Markets Inc., as syndication agent, JPMorgan Chase Bank, as documentation agent, and Bank of America, N.A., as administrative agent and collateral agent.